Supplement dated May 2, 2024
to the following statutory prospectus(es):
Monument Advisor Select and Monument Advisor Select NY prospectus dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective June 14, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Two Roads Shared Trust – Redwood Managed Volatility Portfolio: Class I
2.
The Board of Trustees of Two Roads Shared Trust approved to liquidate the Two Roads Shared Trust – Redwood Managed Volatility Portfolio: Class I (the "Liquidating Portfolio"). The liquidation is expected to occur on or about June 21, 2024 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets in the Liquidating Portfolio will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Portfolio are deleted.
PROS-0864